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                                                                  Exhibit (m)(4)

                                    FORM OF
                           BROKERAGE ENHANCEMENT PLAN
                                   SCHEDULE A

                          Aggressive Equity Portfolio
                           Emerging Markets Portfolio
                         Diversified Research Portfolio
                           Small-Cap Equity Portfolio
                       International Large-Cap Portfolio
                                Equity Portfolio
                           I-Net Tollkeeper Portfolio
                            Multi-Strategy Portfolio
        Large-Cap Core Portfolio (formerly the Equity Income Portfolio)
                              Growth LT Portfolio
                           Strategic Value Portfolio
                              Focused 30 Portfolio
                            Mid-Cap Value Portfolio
                             Equity Index Portfolio
                           Small-Cap Index Portfolio
                                 REIT Portfolio
                         International Value Portfolio
                          Inflation Managed Portfolio
                             Managed Bond Portfolio
                             Money Market Portfolio
                           High Yield Bond Portfolio
                           Large-Cap Value Portfolio
                            Global Growth Portfolio
                            Mid-Cap Growth Portfolio
                        Capital Opportunities Portfolio
                              Technology Portfolio
                          Financial Services Portfolio
                          Telecommunications Portfolio
                           Health Sciences Portfolio
                          Aggressive Growth Portfolio
                              Blue Chip Portfolio
                            Equity Income Portfolio
                               Research Portfolio

Effective _______________, 2002 agreed to and accepted by:

PACIFIC SELECT FUND

By:__________________________________  Attest:______________________________
   Name:  Thomas C. Sutton                    Name:  Audrey L. Milfs
   Title: Chairman of the Board and           Title: Secretary
          Trustee

STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.

By:__________________________________  Attest:______________________________
                                              By:

STATE STREET BANK AND TRUST COMPANY

By: __________________________________ Attest:______________________________
                                              By: